INVESCO EUROPEAN SMALL COMPANY                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-1540
SERIES NO.:         18

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                     $ 2,906
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                     $    22
                                Class C                     $   354
                                Class Y                     $ 3,959

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                     $0.1864
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                     $0.1181
                                Class C                     $0.1181
                                Class Y                     $0.2087

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                      16,386
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                         192
                                Class C                       3,108
                                Class Y                      20,414

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                     $ 12.55
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                     $ 11.76
                                Class C                     $ 11.78
                                Class Y                     $ 12.60

INVESCO INTERNATIONAL SMALL COMPANY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-1540
SERIES NO.:         19

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                      $ 1,374
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                      $     6
                                Class C                      $    78
                                Class Y                      $   995
                                Class R5                     $   390
                                Class R6                     $   738

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                      $0.1881
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                      $0.0663
                                Class C                      $0.0663
                                Class Y                      $0.2314
                                Class R5                     $0.2513
                                Class R6                     $0.2678

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                        7,738
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                          103
                                Class C                        1,227
                                Class Y                        3,920
                                Class R5                       1,622
                                Class R6                       2,489

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                      $ 15.42
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                      $ 14.75
                                Class C                      $ 14.76
                                Class Y                      $ 15.43
                                Class R5                     $ 15.30
                                Class R6                     $ 15.30

INVESCO SMALL CAP EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-1540
SERIES NO.:         21

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                       40,451
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                          462
                                Class C                        5,306
                                Class R                        6,427
                                Class Y                       28,074
                                Class R5                      10,503
                                Class R6                       6,369

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                      $ 13.43
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                      $ 11.23
                                Class C                      $ 11.22
                                Class R                      $ 12.77
                                Class Y                      $ 13.76
                                Class R5                     $ 14.52
                                Class R6                     $ 14.57

INVESCO GLOBAL CORE EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-1540
SERIES NO.:         23

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                      $ 5,722
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                      $    25
                                Class C                      $   107
                                Class R                      $     5
                                Class Y                      $   175
                                Class R5                     $     2

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                      $0.0926
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                      $0.0142
                                Class C                      $0.0142
                                Class R                      $0.0669
                                Class Y                      $0.1230
                                Class R5                     $0.1381

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                       62,077
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                        1,728
                                Class C                        7,529
                                Class R                           79
                                Class Y                        1,396
                                Class R5                          14

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                      $ 13.19
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                      $ 12.57
                                Class C                      $ 12.60
                                Class R                      $ 13.18
                                Class Y                      $ 13.18
                                Class R5                     $ 13.35